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Exhibit 3.73

CERTIFICATE OF TRUST
OF
OHI ASSET (PA) TRUST

FIRST:	The undersigned, Omega Healthcare Investors, Inc., whose post-office address is 9690 Deereco Road, Suite 100, Timonium, Maryland 21093, does hereby form a business trust under the general laws of the State of Maryland.
SECOND:	The name of the business trust is OHI Asset (PA) Trust (the "Trust").
THIRD:	The purpose for which the Trust is formed is as follows: To engage in any or all lawful business for which a business trust may be organized under the general laws of the State of Maryland.
FOURTH:	The street address of the principal office of the Trust in Maryland is c/o Omega Healthcare Investors, Inc., 9690 Deereco Road, Suite 100, Timonium, Maryland 21093.
FIFTH:	The name of the resident agent of the Trust in Maryland is Omega Healthcare Investors, Inc., 9690 Deereco Road, Suite 100, Timonium, Maryland 21093.
SIXTH:	The number of trustees of the Trust shall be one (1), which number may be increased. The name of the initial trustee is:
Omega Healthcare Investors, Inc.
IN WITNESS WHEREOF, I have signed this certificate and acknowledge the same to be my act.	I hereby consent to my designation in this document as resident agent for this business Trust.
SIGNATURE OF TRUSTEE:	SIGNATURE OF RESIDENT AGENT LISTED IN FIFTH:
/s/ DANIEL J. BOOTH Omega Healthcare Investors, Inc. Daniel J. Booth, Chief Operating Officer	/s/ DANIEL J. BOOTH Omega Healthcare Investors, Inc. Daniel J. Booth, Chief Operating Officer

RETURN TO:
Caroline G. Root, Esq.
Hunton & Williams LLP
Riverfront Plaza, East Tower
951 E. Byrd Street
Richmond, VA 23219

CERTIFICATE OF AMENDMENT to CERTIFICATE OF TRUST
OF
OHI ASSET (PA) TRUST

FIRST:	The name of the business trust for which this Certificate of Amendment is filed is OHI Asset (PA) Trust (the "Trust").
SECOND:	The Certificate of Trust is hereby amended to remove Omega Healthcare Investors, Inc. as a trustee.
THIRD:	The Certificate of Trust is hereby amended to designate OHI Asset (PA), LLC, a Delaware limited liability company, as the trustee.
FOURTH:	The street address of the principal office of the Trust in Maryland remains unchanged and is c/o Omega Healthcare Investors, Inc., 9690 Deereco Road, Suite 100, Timonium, Maryland 21093.
FIFTH:	The name of the resident agent of the Trust in Maryland remains unchanged and is Omega Healthcare Investors, Inc., 9690 Deereco Road, Suite 100, Timonium, Maryland 21093.

IN WITNESS WHEREOF, I have signed
this certificate and acknowledge the same to
be my act.

SIGNATURE OF TRUSTEE
/s/ DANIEL J. BOOTH OHI Asset (PA), LLC

RETURN TO:
Caroline G. Root, Esq.
Hunton & Williams LLP
Riverfront Plaza, East Tower
951 E. Byrd Street
Richmond, VA 23219

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CERTIFICATE OF TRUST OF OHI ASSET (PA) TRUST